UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): June 8, 2005 (June 7, 2005)
                 ---------------------------------  ---------------------------

                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


         DELAWARE                                                88-0219860

(State or other jurisdiction of                                (IRS Employer
Incorporation or organization)                               Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700

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ITEM 8.01. Other Events.

     On June 7, 2005, Synagro Technologies, Inc. issued a press release announcing that the results to date of its previously announced cash tender offer and consent solicitation for all $150 million of its outstanding 9 1/2% Senior Subordinated Notes due 2009.


ITEM 9.01. Exhibits

(c)  Exhibits

     99.1 Press release dated June 7, 2005, issued by Synagro Technologies, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: June 8, 2005


                                          SYNAGRO TECHNOLOGIES, INC.

                                          By:        /s/ J. PAUL WITHROW
                                              ----------------------------------
                                              (Senior Executive Vice President &
                                                    Chief Financial Officer)

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                                  EXHIBIT INDEX


99.1 Press release dated June 7, 2005, issued by Synagro Technologies, Inc.